UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2001

JDS Uniphase Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-22874	94-2579683
(Commission File Number)	(IRS Employer Identification Number)

210 Baypointe Parkway
San Jose, California    95134

(Address of principal executive offices including zip code)

(408) 434-1800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibit.

Exhibit Number	Description
99.1	Press release dated June 14, 2001

Item 9. Regulation FD Disclosure

On June 14, 2001, the Registrant issued a press release which is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

JDS UNIPHASE CORPORATION

By:	/s/ Michael C. Phillips

Michael C. Phillips
Senior Vice President, Business Development, General Counsel

Dated: June 14, 2001

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated June 14, 2001